Exhibit 99.4

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Date:    April 28, 2006
To:      Morgan Stanley Mortgage Loan Trust 2006-6AR         From:       Morgan Stanley Capital Services Inc.
Attn:    Wells Fargo Bank, National Association              Contact:    Kelvin Borre
         9062 Old Annapolis Road
         Columbia, MD 21045
         Attention:  Client Manager, MSM 2006-6AR
Fax:     (410) 715-4513                                      Fax:        (212) 507-3837
Tel:     (410) 884-2000                                      Tel:        (212) 761-1426

REFERENCE NUMBER:  FRSSU
------------------------------------------------------------ ---------------------------------------------------------
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The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Swap Transaction entered into on the Trade Date specified below (the "Transaction") between Morgan Stanley Capital Services
Inc. ("Party A") and Wells Fargo Bank, National Association, solely in its capacity as securities administrator (the "Securities Administrator") on behalf of the Morgan Stanley Mortgage Loan Trust 2006-6AR ("Party B") pursuant to the Pooling and Servicing Agreement (the "PSA"), dated as of April 1, 2006, among Morgan Stanley Capital I Inc. (the "Depositor"), the Securities
Administrator as master servicer and securities administrator and LaSalle Bank
National Association as trustee (the "Trustee").

The definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. Terms capitalized but not defined in this Confirmation (including the Definitions) have the meanings attributed to them in the PSA.

This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of April 28, 2006, as amended and supplemented from time to time (the "Agreement"), between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

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

1.      The terms of the particular Transaction to which this Confirmation relates are as follows:

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        Notional Amount:.................................    With respect to any Calculation Period, the amount set
                                                             forth for such Calculation Period in Schedule I
                                                             attached hereto.

        Trade Date:......................................    April 27, 2006

        Effective Date:..................................    April 28, 2006

        Termination Date:................................    March 25, 2011, subject to adjustment in accordance
                                                             with the Business Day Convention

        Fixed Amounts:

                 Fixed Rate Payer:.......................    Party B

                 Fixed Rate Payer Payment Dates:.........    The 25th calendar day of each month during the Term of
                                                             this Transaction, commencing May 25, 2006 and ending on
                                                             the Termination Date, subject to adjustment in
                                                             accordance with the Business Day Convention



                                                         1
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                 Fixed Rate Payer Period End Dates:......    The 25th calendar day of each month during the Term of
                                                             this Transaction, commencing May 25, 2006 and ending on
                                                             the March 25, 2011, subject to No Adjustment.

                 Fixed Rate:.............................    5.28%

                 Fixed Amount:...........................    To be determined in accordance with the following
                                                             formula:

                                                             10 * Fixed  Rate *  Notional  Amount  * Fixed  Rate Day
                                                             Count Fraction.

                 Fixed Rate Day Count Fraction:..........    30/360

        Floating Amounts:

                 Floating Rate Payer:....................    Party A

                 Floating Rate Payer Payment Dates:......    Early Payment shall be applicable. For each Calculation
                                                             Period, the Floating Rate Payer Payment Date shall be
                                                             the first Business Day prior to the related Floating
                                                             Rate Payer Period End Date.

                 Floating Rate Payer Period End Dates:...    The 25th calendar day of each month during the Term of
                                                             this Transaction, commencing May 25, 2006 and ending on
                                                             the Termination Date, subject to adjustment in
                                                             accordance with the Business Day Convention.

                 Floating Rate Option:...................    USD-LIBOR-BBA

                 Floating Amount:........................    To be determined in accordance with the following
                                                             formula:

                                                             10 * Floating Rate * Notional Amount *Floating Rate Day
                                                             Count Fraction.

                 Designated Maturity:....................    One month

                 Floating Rate Day Count Fraction:.......    Actual/360

                 Reset Dates:............................    The first day of each Calculation Period.

                 Compounding:............................    Inapplicable

                 Business Days:..........................    New York

                 Business Day Convention:................    Following

        Amendment to Section 2(c) of the Agreement:          Notwithstanding anything to the contrary in Section
                                                             2(c) of the Agreement, amounts that are payable with
                                                             respect to Calculation Periods which end in the same
                                                             calendar month (prior to any adjustment of period end
                                                             dates) shall be netted, as provided in Section 2(c) of
                                                             the Agreement, even if such amounts are not
                                                             due on the same payment date. For avoidance of doubt
                                                             any payments pursuant to Section 6(e) of the Agreement
                                                             shall not be subject to netting.
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2.      Account Details and Settlement Information:

                  Payments to Party A:

                  Citibank, New York
                  ABA No.: 021 000 089
                  Account No.: 4072-4601
                  Account Name: Morgan Stanley Capital Services Inc.

                  Payments to Party B:

                  Wells Fargo Bank, National Association
                  ABA No. 121-000-248
                  Account Name: Corporate Trust Clearing
                  Account No. 3970771416 for further credit to 50913801, MSM 2006-6AR
                  Ref: MSM 2006-6AR

3. Fiduciary Capacity. It is expressly understood and agreed by the parties hereto that (i) this Confirmation is executed and delivered by Wells Fargo Bank, National Association, not in its individual capacity but solely as Securities Administrator on behalf of the Trustee under the PSA in the exercise of the powers and authority conferred to and vested in it thereunder, (ii) each of the representations, undertakings and agreements herein made on behalf of the trust created under the PSA is made and intended not as personal representation, undertaking or agreement of the Securities Administrator, but is made and intended for the purpose of binding only such trust and (iii) under no circumstances shall Wells Fargo Bank, National Association in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation.


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We are very pleased to have entered into this Transaction with you and we look forward to completing other transactions with you in the near future.

                                     Very truly yours,
                                     MORGAN STANLEY CAPITAL SERVICES INC.


                                     By:  /s/  Charmaine Fearon
                                        ---------------------------------------
                                        Name:  Charmaine Fearon
                                        Title: Authorized Signatory

Party B, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

                                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                          acting not in its individual
                                          capacity but solely as Securities
                                          Administrator on behalf of MORGAN
                                          STANLEY MORTGAGE LOAN TRUST 2006-6AR


                                     By:  /s/  Patricia Russo
                                        ---------------------------------------
                                        Name:  Patricia Russo
                                        Title: VP



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                                  SCHEDULE I
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 Line         Calculation Period           NotionalAmount ($)        Multiplier
 ----       --------------------------    -----------------------    ----------
   1         4/28/2006       5/25/2006              57,970,348.87        10
   2         5/25/2006       6/25/2006              55,102,594.35        10
   3         6/25/2006       7/25/2006              52,374,385.29        10
   4         7/25/2006       8/25/2006              49,779,022.41        10
   5         8/25/2006       9/25/2006              47,310,038.43        10
   6         9/25/2006      10/25/2006              44,961,280.84        10
   7        10/25/2006      11/25/2006              42,726,896.61        10
   8        11/25/2006      12/25/2006              40,601,317.58        10
   9        12/25/2006       1/25/2007              38,562,968.69        10
  10         1/25/2007       2/25/2007              34,569,186.60        10
  11         2/25/2007       3/25/2007              32,656,896.98        10
  12         3/25/2007       4/25/2007              30,440,738.01        10
  13         4/25/2007       5/25/2007              28,880,397.56        10
  14         5/25/2007       6/25/2007              27,429,068.15        10
  15         6/25/2007       7/25/2007              26,048,421.73        10
  16         7/25/2007       8/25/2007              24,735,016.76        10
  17         8/25/2007       9/25/2007              23,472,438.93        10
  18         9/25/2007      10/25/2007              22,262,204.43        10
  19        10/25/2007      11/25/2007              21,076,972.91        10
  20        11/25/2007      12/25/2007              19,777,267.03        10
  21        12/25/2007       1/25/2008              18,496,612.16        10
  22         1/25/2008       2/25/2008              16,920,229.18        10
  23         2/25/2008       3/25/2008              15,799,682.21        10
  24         3/25/2008       4/25/2008              14,866,437.16        10
  25         4/25/2008       5/25/2008              14,097,764.50        10
  26         5/25/2008       6/25/2008              13,366,530.08        10
  27         6/25/2008       7/25/2008              12,666,178.78        10
  28         7/25/2008       8/25/2008              11,980,153.10        10
  29         8/25/2008       9/25/2008              11,235,905.67        10
  30         9/25/2008      10/25/2008              10,622,314.58        10
  31        10/25/2008      11/25/2008              10,036,009.12        10
  32        11/25/2008      12/25/2008               9,474,261.03        10
  33        12/25/2008       1/25/2009               8,886,216.88        10
  34         1/25/2009       2/25/2009               7,365,954.40        10
  35         2/25/2009       3/25/2009               6,808,798.52        10
  36         3/25/2009       4/25/2009               6,400,852.73        10
  37         4/25/2009       5/25/2009               6,039,418.10        10
  38         5/25/2009       6/25/2009               6,191,018.76        10
  39         6/25/2009       7/25/2009               5,985,926.60        10
  40         7/25/2009       8/25/2009               5,679,427.34        10
  41         8/25/2009       9/25/2009               5,387,859.25        10
  42         9/25/2009      10/25/2009               5,110,495.17        10
  43        10/25/2009      11/25/2009               4,846,643.33        10
  44        11/25/2009      12/25/2009               4,595,645.64        10
  45        12/25/2009       1/25/2010               4,356,876.08        10
  46         1/25/2010       2/25/2010               4,129,739.07        10
  47         2/25/2010       3/25/2010               3,913,668.07        10
  48         3/25/2010       4/25/2010               3,708,124.10        10
  49         4/25/2010       5/25/2010               3,512,594.44        10
  50         5/25/2010       6/25/2010               3,326,591.32        10

                                     I-1

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 Line         Calculation Period           NotionalAmount ($)        Multiplier
 ----       --------------------------    -----------------------    ----------

  51         6/25/2010       7/25/2010               3,149,650.73        10
  52         7/25/2010       8/25/2010               2,981,331.25        10
  53         8/25/2010       9/25/2010               2,816,343.26        10
  54         9/25/2010      10/25/2010               2,657,687.60        10
  55        10/25/2010      11/25/2010               2,472,810.36        10
  56        11/25/2010      12/25/2010               2,322,186.19        10
  57        12/25/2010       1/25/2011               1,839,816.77        10
  58         1/25/2011       2/25/2011                 227,801.19        10
  59         2/25/2011       3/25/2011                  29,844.15        10


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